SCHEDULE 14A
                                 (Rule 14a-101)
                                        *
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed  by  the  registrant     |X|

Filed  by  a  party  other  than  the  registrant  | |

Check  the  appropriate  box:

| |     Preliminary proxy statement.                | |  Confidential for use of
                                                         the commission only (as
                                                         permitted  by
|X|     Definitive  proxy  statement.                    Rule 14a-6(e)(2)).

| |     Definitive  additional  materials.

| |     Soliciting  material  pursuant  to  Rule  14a-12.

                       Rick's Cabaret International, Inc.
                (Name of Registrant as Specified in Its Charter)

                            ________________________
    (Name of Person(S) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (check  the  appropriate  box):

|X|     No  fee  required.

| |     Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of  securities to which transaction applies: ___

(2)     Aggregate  number  of  securities  to  which  transaction  applies:  ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4)     Proposed  maximum  aggregate  value  of  transaction:  ___

(5)     Total  fee  paid:  ___

| |     Fee  paid  previously  with  preliminary  materials:  ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1)     Amount  Previously  Paid:  ___

(2)     Form,  Schedule  or  Registration  Statement  No.:  ___

(3)     Filing  Party:  ___

(4)     Date  Filed:  ___

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 12, 2002

     The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 3113 Bering Drive, Houston, Texas 77057, on June 12, 2002 at 10:00 AM (CST) for the following purposes:

(1)  To elect five (5) directors.

(2) To ratify the selection of Jackson & Rhodes, P.C. as the Company's independent auditor for the fiscal year ending September 30, 2002.

(3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on May 3, 2002 will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /S/  ERIC  S.  LANGAN
                                             CHAIRMAN OF THE BOARD AND PRESIDENT

MAY 13,  2002
HOUSTON,  TEXAS

                       RICK'S CABARET INTERNATIONAL, INC.
                                3113 BERING DRIVE
                              HOUSTON, TEXAS 77057

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 2002

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 3113 Bering Drive, Houston, Texas 77057, on June 12, 2002 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about May 13, 2002. The cost of solicitation of proxies is being borne by the Company.

     The close of business on May 3, 2002 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were approximately 4,595,495 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, AND (II) FOR THE RATIFICATION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

       ___________________________________________________________________

            (1)     TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR
       ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

Eric S. Langan, age 34, has been a Director of the Company since 1998 and the President of the Company since March 1999. Mr. Langan is also the Acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. Mr. Langan has also served as the President and Director of Taurus Entertainment Companies, Inc. since November 1997. Taurus is a public subsidiary of the Company. From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc., which was subsequently acquired by Taurus. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses. Mr. Langan was charged by a Mobile, Alabama circuit court on charges related to a tanning salon that Mr. Langan previously owned and sold more than five years ago. The charges are completely and totally unrelated to our operations or activities, or Mr. Lagan's relationship as our Director, President and Acting Chief Financial Officer. The charges are in connection with acts that purportedly occurred in January 2001 and March 2001, more than five years after Mr. Langan sold the tanning salon business. Mr. Langan, who has not been in Mobile, Alabama for more than five years, has advised the Company that he believes that the charges are wholly without merit and he intends to aggressively and vigorously defend himself against these charges.

     Robert L. Watters, age 51, has been a director of the Company since 1986. Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University. Since 1999, Mr. Watters has operated a cabaret in New Orleans.

     Alan Bergstrom, age 56, has been a director of the Company since 1999.Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm. Mr. Bergstrom is also a registered stock broker with Rhodes Securities, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc. Mr. Bergstrom holds a B.B.A. Degree in Finance, 1967, from the University of Texas.

     Travis Reese, age 32, has been a director of the Company since 1999 and is the Company's Director of Technology. From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Sante Fe, New Mexico. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

     Steven L. Jenkins, age 45, has been a director of the Company since 2001. Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas. Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C. Mr. Jenkins has a BBA Degree (1979) from Texas A&M University. Mr. Jenkins is a member of the AICPA and the TSCPA.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of six persons.

NAME               AGE                        POSITION

--------------------------------------------------------------------------------

Eric S. Langan      34    Director, CEO, President and Chief Financial Officer
Travis Reese        32    Director and V.P.-Director of Technology
Robert L. Watters   51    Director
Alan Bergstrom      56    Director
Ron Levi            51    Director
Steven L. Jenkins   45    Director

     Ron Levi, age 51, has been a director and officer of National Telemedia Corporation since 1991. Since 1992, Mr. Levi has been a director and officer of Voice Media, Inc. Mr. Levi was appointed to our board in connection with our acquisition of certain assets of Voice Media, Inc. Voice Media, Inc. and the National Telemedia Corporation are global Internet media companies, focusing on Internet development and electronic commerce applications for Web based entertainment products, including the development of proprietary technologies, industry-defining systems and marketing processes. Ron Levi is not standing for election as a director.

OUR OFFICERS

     In addition to being Directors, Eric S. Langan is also our CEO, President and Acting Chief Financial Officer, and Travis Reese is also our VP--Director of Technology.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In May 2000, we acquired the Chesapeake Bay Cabaret, an upscale gentlemen's club located near the NASA Space Center and Houston's Hobby Airport. The seller and landlord is WMF Investments, Inc. WMF Investments, Inc. is controlled by Mr. William Friedrichs, who owns approximately 8.3% of our outstanding shares of common stock. The purchase price for business of the Chesapeake Bay Cabaret was 160,000 restricted shares of Rick's common stock. We also entered into a 10-year lease agreement between Rick's and WMF Investments. The lease grants

Rick's an additional 10-year option for the property and the building where the Chesapeake Bay Cabaret is located. The initial lease payment is $12,000 per month plus 4% of gross revenues exceeding $125,000 per month.

     In addition, the agreement provided that in if on August 6, 2001, the average closing price of Rick's common stock for the sixty (60) days prior to August 6, 2001 was less than $5.00 per share then we were obligated to pay by issuing a promissory note to WMF Investments, Inc. in an amount equal to the lesser of (i) $250,000.00 or (ii) $800,000.00 less the market value of the 160,000 shares. This event occurred and we issued WMF Investments, Inc. a promissory note in the principal amount of $250,000, bearing interest at the rate of 10% per annum. The promissory note is payable in 108 equal monthly payments of $3,519.67. This transaction was the result of arm length negotiations between the parties. However, no appraisal was done.

     In August 1998, we acquired approximately 93% of the outstanding common stock of Taurus Entertainment Companies, Inc. ("Taurus") in a private stock exchange transaction with the certain principal stockholders of Taurus, among whom were Eric S. Langan and Ralph McElroy. The Stock Exchange Agreement provided that we exchange one share of our common stock for each three and one-half shares of Taurus common stock owned by certain principal shareholders of Taurus. As a result of the Exchange, Mr. Langan received 402,146 shares of our common stock, and Mr. McElroy received 393,389 shares of our common stock. The terms and conditions of the Exchange were determined by the parties through arms length negotiations.

     In a transaction simultaneous to the acquisition of Taurus, we acquired certain real estate in San Antonio, Texas from Mr. McElroy. We acquired the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. We financed the purchase of the property by the issuance of a six year $366,000 Convertible Debenture, secured by the real estate acquired. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July 2004. The Convertible Debenture is subject to redemption at our option, in whole or in part, at 100% of the principal face amount of the Convertible Debenture redeemed plus any accrued and unpaid interest on the redemption date, at any time and from time to time, upon not less than 30 nor more than 60 days notice, if the closing price of our common stock shall have equaled or exceeded $17.00 per share of common stock for ten (10) consecutive trading days. The Convertible Debenture is convertible into shares of Common Stock at any time prior to maturity (unless earlier redeemed) at the Conversion Price of $5.50 per share. In the event that we file a Registration Statement to register shares of our Common Stock with the Securities and Exchange Commission on Form S-3 or other similar form (except for Form S-8 or Form S-4), then we will undertake to use our best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     In a transaction simultaneous to the acquisition of Taurus, Taurus refinanced a mortgage on one of its real estate holdings in Houston, Texas by extinguishing this mortgage and replacing it with a Convertible Debenture secured by this real estate. The mortgagee was Mr. McElroy and Mr. McElroy received the Convertible Debenture. Taurus had purchased the property from Mr. McElroy for the same price that Mr. McElroy paid for the property. We refinanced the purchase of the property on terms more favorable to Taurus by the issuance of a six year $286,744 Convertible Debenture, secured by the real estate acquired. We are the guarantor of this Convertible Debenture. The Convertible Debenture bears interest at the rate of 12% per annum, with interest payable monthly. Interest payments began in September 1998. The principal balance of the Convertible Debenture is due in one lump sum payment in July 2004. The Convertible Debenture is convertible into shares of our common stock at any time prior to maturity at the Conversion Price of $5.50 per share. In the event that we file a Registration Statement to register shares of our Common Stock with the Securities and Exchange Commission on Form S-3 or other similar form (except for Form S-8 or Form S-4), then we will undertake to use our best efforts to register for resale all of Mr. McElroy's shares into which the Convertible Debenture may be converted under the same Registration Statement.

     On March 29, 1999, Robert L. Watters, our Director, purchased RCI Entertainment Louisiana, Inc. ("RCI Louisiana"), our subsidiary, for the purchase price of $2,200,000 consisting of $1,057,327 in cash, the endorsement over to us of a $652,744 secured promissory note (the "McElroy Note"), a guaranteed promissory note in the amount of $326,773 made by Mr. Watters (the "Watters Note"), and the cancellation by Mr. Watters of our $163,156 indebtedness to him. The McElroy Note, which is due July 31, 2004, bears interest at the rate of twelve percent (12%) per annum with interest being paid monthly. The principal of the McElroy Note is due in one lump sum payment. The McElroy Note is secured by (i) our convertible debenture in the original principal amount of $366,000, which we issued on August, 11, 1998, in favor of Mr. McElroy (the "Convertible Debenture") and (ii) a promissory note of Taurus Entertainment Companies, Inc. (our subsidiary) and guaranteed by us (which has a conversion feature) in the original principal amount of $286,744.61, dated August 11, 1998, in favor of Mr. McElroy, (the "Convertible Promissory Note"). Both the Convertible Debenture and the Convertible Promissory Note are secured by certain real estate holdings of our subsidiaries. The Watters Note is due and payable in 48 equal monthly installments of principal and interest in the amount of $7,977.49 with the final payment due March 29, 2003. The Watters Note bears interest at the rate of eight percent (8%) per annum and is guaranteed by RCI Louisiana, which operates a Rick's Cabaret in New Orleans, Louisiana. In connection with the acquisition of the stock of RCI Louisiana, Mr. Watters also assumed RCI Louisiana's liabilities of approximately $1,400,000. As a condition of this transaction, Mr. Watters arranged for the release by a lender of our liability of $763,199 owed to the lender by RCI Louisiana, which we had guaranteed. We obtained an opinion from Chaffe & Associates, Inc., a New Orleans investment banking firm, stating that the purchase price paid by Mr. Watters for RCI Louisiana was fair from a financial point of view to our shareholders. The terms of this transaction were the result of arms' length negotiations between Mr. Watters and us. In connection with the sale of RCI Louisiana, Mr. Watters, and Erich Norton White, our former director, entered into agreements with us to terminate their Employment Agreements and to cancel all stock options on our common stock that they held. Further, in connection with the sale of RCI Louisiana, we entered into an Exclusive Licensing Agreement with Mr. Watters, which granted Mr. Watters the right to the use of the name "Rick's Cabaret" and all logos, trademarks and service marks attendant thereto for use in the states of Louisiana, Florida, Mississippi and Alabama.

     On July 6, 2000, we acquired the adult Internet Web site www.XXXPassword.com from Voice Media, Inc., a corporation owned at that time by

Mr. Ron Levi and Mr. Paul Lesser, both of whom became our directors. Subsequent to our acquisition, Voice Media, Inc. redeemed Mr. Lesser's interest in Voice Media, Inc. and Mr. Lesser resigned from our board. As a result of this transaction, Mr. Levi became the sole shareholder of Voice Media, Inc. This Web site had gross revenues in excess of $3,000,000 for the 11 months ended May 31, 2000. Under the terms of the acquisition, we issued 700,000 restricted shares of our common stock to Voice Media, Inc. Voice Media, Inc. is also entitled to receive a cash earn-out amount from us of $1,305,000 during the next six years as a result of achieving certain earnings benchmarks. The Earn Out amount is paid in monthly amounts equal only to 50% of the Free Net Cash Flow (as defined) of XXXPassword during the six year period from the closing date. As part of the acquisition, Voice Media, Inc. continued to manage and market XXXPassword for us at a flat monthly fee. This transaction was the result of arm length negotiations between the parties. However, no appraisal was done.

     Other than as set forth above, we know of no other transactions that could result in a change of control of us.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     We have no compensation committee and no nominating committee. Decisions concerning executive officer compensation for 2002 were made by the full Board of Directors. Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company.

     The Company has an Audit Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. Mr. Watters was our President until March 1999, and has not been an officer or employee since March 1999. Mr. Watters, Mr. Bergstrom and Mr. Jenkins are independent Directors. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets privately with our Chief Accounting Officer and with our independent public accountants and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent accountants. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2001 with our management.

     In May 2000, our Board adopted a Charter for the Audit Committee. The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent accountants and our internal audit department.

     The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2001 with management and our independent auditors. The Audit Committee has received the written disclosures and the letter from our independent accountants required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent accountant the independent accountant's independence. The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2001 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

     The Board of Directors held four meetings during the fiscal year ended September 30, 2001. The Audit Committee held four meetings during the fiscal year ended September 30, 2001. Our Directors attended at least 75% of our Board meetings. Our Audit Committee members attended at least 75% of our Audit Committee meetings.

     There is no family relationship between or among any of the directors and executive officers of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company believes all persons so required, have complied with Section 16(a) of the Securities Exchange Act of 1934 with respect to the fiscal year 2001.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2001, 2000 and 1999 certain executive officers. No other executive officer of ours received compensation that exceeded $100,000 during fiscal 2001.

                               SUMMARY COMPENSATION TABLE

                     Annual Compensation               Long Term Compensation
                                                            Awards           Payouts
Name                                   Other                    Securities             All
and                                    Annual      Restricted   Underlying             Other
Principal                              Compen-     Stock        Options/     LTIP      Compen-
Position   Year    Salary      Bonus   sation (1)  Awards       SARs         Payouts   sation
                     ($)        ($)       ($)          ($)          (#)        ($)       ($)

-----------------------------------------------------------------------------------------------

           2001  $  239,600       -0-         -0-          -0-        5,000       -0-       -0-
Eric       2000  $  175,890   $ 1,000         -0-          -0-        5,000       -0-       -0-
Langan     1999  $155,000(2)      -0-         -0-          -0-       85,000       -0-       -0-


           2001  $  102,000       -0-         -0-          -0-        5,000       -0-       -0-
Travis     2000  $   93,460   $ 1,000         -0-          -0-        5,000       -0-       -0-
Reese      1999  $   17,300       -0-         -0-          -0-       35,000       -0-       -0-

Mr. Langan is our Chairman, a Director, President and Acting Chief Financial Officer
Mr. Reese is a Director and V.P.-Director of Technology

----------------
(1) We provide certain executive officers certain personal benefits. Since the value of such benefits does not exceed the lesser of $50,000 or 10% of annual compensation, the amounts are omitted.

(2) We paid Mr. Langan $155,000 as compensation in fiscal 1999, of which $52,000 was allocated to our subsidiary, Taurus Entertainment Companies, Inc. In fiscal 2000 and 2001, we paid all of the compensation of Mr. Langan.

         OPTION/SAR GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

        Number of      Percent of Total
        Securities     Options/SARs
        Underlying     Granted To
        Options/SARs   Employees In        Exercise of   Expiration
Name    Granted        Fiscal Year         Base Price    Date
             (#)                             ($/Sh)

-------------------------------------------------------------------


Eric     5,000 shares                10%  $        2.13    06-11-06
Langan

Travis   5,000 shares                10%  $        2.13    06-11-06
Reese

                       AGGREGATED OPTION/SAR EXERCISES IN
                    LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                       Number of Unexercised
                                       Securities Underlying   Value of Unexercised
                                       Options/SARs            In-The-Money Options/
              Shares                   At FY-End  (#)          SARs At FY-End ($)
              Acquired      Value      Exercisable/            Exercisable/
Name          On Exercise   Realized   Unexercisable           Unexercisable
                  (#)          ($)

--------------------------------------------------------------------------------------

Eric Langan        -0- (1)        -0-           245,000 / -0-               -0- / -0-
Travis Reese       -0- (1)        -0-            45,000 / -0-               -0- / -0-

--------------------------------
(1) These persons did not exercise of options during the fiscal year ended September 30, 2001.

DIRECTOR COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In June 2001, we issued 10,000 options to each Director who is a member of our audit committee and 5,000 options to our other Directors. These options have a strike price of $2.13 per share and expire in June 2006.

EMPLOYEE STOCK OPTION PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted Stock Option Plans for employee and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest n us, thus enhancing their personal interest in our continued success and progress. The Plans also assist us and our subsidiaries in attracting and retaining key employees and directors. The Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

     In 1995 we adopted the 1995 Stock Option Plan. A total of 300,000 shares may be granted and sold under the 1995 Plan. As of September 30, 2001 a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. We do not plan to issue any additional options under the 1995 Plan.

     In August 1999 we adopted the 1999 Stock Option Plan. A total of 500,000 shares may be granted and sold under the 1999 Plan. As of September 30, 2001, a total of 437,000 stock options had been granted and are outstanding under the Plan, none of which have been exercised.

EMPLOYMENT AGREEMENT

     We have a three-year employment agreement with Eric S. Langan (the "Langan Agreement"). The Langan Agreement extends through January 1, 2004 and provides for an annual base salary of $260,000. The Langan Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Langan Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of the Langan Agreement. We have not established long term incentive plans or defined benefit or actuarial plans. Under a prior employment agreement, Mr. Langan received options to purchase 125,000 shares at an exercise price of $1.87 per share, which vested in August 1999.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at April 19, 2002, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

Name and Address                 Number         Title       Percent
                                 of Shares      of Class    of Class

--------------------------------------------------------------------

Eric S. Langan
505 North Belt, Suite 630
Houston, Texas 77060           1,037,050 (1)  Common Stock     21.3%

Robert L. Watters
315 Bourbon Street
New Orleans, Louisiana 70130      15,000 (2)  Common Stock      0.3%

Steven L. Jenkins
16815 Royal Crest Drive,
Suite 160
Houston, Texas 77058                 -0- (3)  Common Stock      0.0%

Travis Reese
505 North Belt, Suite 630
Houston, Texas 77060              40,130 (4)  Common Stock      0.8%

Alan Bergstrom
707 Rio Grande, Suite 200
Austin, Texas 78701               20,000 (2)  Common Stock      0.4%

Ron Levi
Suite 205
5000 North Parkway
Calabasas, California 91302      759,000 (5)  Common Stock     16.5%

Voice Media, Inc.
Suite 205
5000 North Parkway Calabasas
Calabasas, California 91302      700,000      Common Stock      5.2%

(Continued)

Name and Address                 Number         Title       Percent
                                 of Shares      of Class    of Class

--------------------------------------------------------------------

E. S. Langan. L.P.
505 North Belt, Suite 630
Houston, Texas 77060             578,632      Common Stock     12.8%

Ralph McElroy
1211 Choquette
Austin, Texas, 78757             817,147 (6)  Common Stock     17.3%

William Friedrichs
16815 Royal Crest Dr.,
 Suite 260
Houston, Texas 77058             381,850 (7)  Common Stock      8.3%

All of our current
Directors and Officers as a
Group of six (6) persons and   1,871,180 (8)  Common Stock     38.0%

--------------------------------

(1) Mr. Langan has sole voting and investment power for 218,418 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he owns indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 240,000 shares of common stock that are presently exercisable; does not include options to purchase 5,000 shares of common stock that are not presently exercisable.

(2) Includes options to purchase up to 15,000 shares of common stock that are presently exercisable; does not include options to purchase 10,000 shares of common stock that are not presently exercisable.

(3) Does not include options to purchase up to 10,000 shares of common stock that are not presently exercisable.

(4) Includes options to purchase up to 40,000 shares of common stock that are presently exercisable; does not include options to purchase 5,000 shares of common stock that are not presently exercisable.

(5) Includes 700,000 shares owned by Voice Media, Inc. Mr. Levi is the sole shareholder of Voice Media, Inc. Includes 5,000 options that are presently exercisable; does not include options to purchase 5,000 shares of common stock that are not presently exercisable.

(6) Includes 66,545 shares of common stock that would be issuable upon conversion of a convertible debenture held by Mr. McElroy. Also includes 52,135 shares of common stock that would be issuable upon conversion of a convertible promissory note held by Mr. McElroy.

(7) Includes 160,000 shares owned by WMF Investments, Inc. Mr. Friedrichs is a control person of WMF Investments, Inc.

(8) Includes options to purchase up to 310,000 shares of common stock that are presently exercisable.


    _________________________________________________________________________

      (2) TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S
                 INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
                               SEPTEMBER 30, 2002
    ________________________________________________________________________


     The Board of Directors has selected Jackson & Rhodes, P.C. as the Company's independent auditor for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, Jackson & Rhodes, P.C., independent auditor of the Company for the fiscal year ending September 30, 2002. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Jackson & Rhodes, P.C. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending September 30, 2002 A representative of Jackson & Rhodes, P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Jackson & Rhodes, P.C. as independent auditor for fiscal year ending September 30, 2002

AUDIT FEES

     Jackson & Rhodes, P.C. billed us in the aggregate amount of $ $31,950 professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for fiscal 2001. We were not billed for professional services from any other accounting firm for audits or reviews done in fiscal 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     In fiscal 2001, Jackson & Rhodes, P.C. did not bill us for, nor perform, any financial information systems design or implementation. In fiscal 2001, we were not billed for professional services from any other accounting firm for information systems design or implementation.

ALL OTHER FEES

     We were not billed for any other professional services by any other accounting firm in fiscal 2001.

AUDITOR INDEPENDENCE

     Our Audit Committee considers that the work done for us in fiscal 2001 by Jackson & Rhodes, P.C. is compatible with maintaining Jackson & Rhodes, P.C.'s independence.

AUDITOR'S TIME ON TASK

     At least 50% of the work expended by Jackson & Rhodes, P.C. on our fiscal 2001 audit was attributed to work performed by Jackson & Rhodes, P.C.'s full-time, permanent employees.

       ___________________________________________________________________

                                (3) OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2003 Annual Meeting of Stockholders is November 30, 2002.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /S/ ERIC S. LANGAN
                                        CHAIRMAN OF THE BOARD AND PRESIDENT

MAY 13, 2002
HOUSTON, TEXAS

                                      PROXY

                       RICK'S CABARET INTERNATIONAL, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2002

     The undersigned hereby appoints Eric S. Langan and Travis Reese, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of Rick's Cabaret International, Inc. held of record by the undersigned on May 3, 2002, at the Annual Meeting of Stockholders to be held on June 12, 2002 at 10:00 AM (CST) at 3113 Bering Drive, Houston, Texas 77057, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1 AND FOR THE RATIFICATION IN NUMBER 2.


1. ELECTION OF DIRECTORS OF THE COMPANY. (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH, OR OTHERWISE STRIKE, THAT NOMINEE'S NAME IN THE LIST BELOW.)

     [ ]     FOR all nominees listed       [ ]     WITHHOLD authority to
             below except as marked                vote for all nominees
             to the contrary.                      below.


         Eric S. Langan          Robert L. Watters          Travis Reese


                    Alan Bergstrom             Steven L. Jenkins


2. PROPOSAL TO RATIFY THE SELECTION OF JACKSON & RHODES, P.C. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2002.

     [ ]     FOR               [ ]     AGAINST               [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

     [ ]     FOR               [ ]     AGAINST               [ ] ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


----------------                   -------------------------------------
NUMBER OF                          SIGNATURE
SHARES OWNED

                                   -------------------------------------
                                   (TYPED OR PRINTED NAME)


                                   -------------------------------------
                                   SIGNATURE IF HELD JOINTLY


                                   -------------------------------------
                                   (TYPED OR PRINTED NAME)


                                   DATED:
                                          ----------------------

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.